Exhibit 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTON 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, James K. Dorney, President, Secretary and Treasurer of Haven Holding, Inc., (the "Company") certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 10-KSB of the Company for the fiscal year ended February 29, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 4, 2004               /s/James K. Dorney
                                    ------------------
                                    James K. Dorney
                                    President, Secretary and Treasurer

A signed original of this written statement required by Section 906 has been provided to Haven Holding, Inc. and will be retained by Haven Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.